HSBC Advisor Funds Trust

HSBC Investor International Equity Fund

Supplement dated June 26, 2003
to the Prospectus and Statement of Additional Information dated February 28, 2003

The Board of Trustees of HSBC Advisor Funds Trust has approved a redemption fee for the HSBC Investor International Equity Fund (the "Fund"). Effective September 1, 2003, a 2% redemption fee will be charged on the redemption and exchange of shares of the Fund held less than 30 days. The redemption fee will not apply to shares representing the reinvestment of dividends and capital gains distributions. The redemption fee will be applied on a share basis using the "first shares in, first shares out" (FIFO) method. The redemption fee will not apply to Fund shares acquired prior to September 1, 2003.

To reflect the redemption fee, the following changes are made to the Prospectus:

The "Shareholder Transaction Expenses" section of the Fees and Expenses table under the heading "Risk/Return Summary and Expenses - HSBC Investor International Equity Fund" on page 38 is modified as set forth in the table below. Other entries in the table remain unchanged.

Fees and Expenses

As an investor in the Fund, you may pay the following fees and expenses if you buy and hold Advisor Shares of the Fund. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

Shareholder Transaction Expenses (fees paid directly from your investment)	Advisor Shares

Maximum sales charge (load) on purchases	None
Maximum deferred sales charge (load)	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)[1]	2.00%

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1 A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged within 30 days after the date they were acquired. This fee does not apply to shares purchased or exchanged into the Fund prior to September 1, 2003. Additionally, this fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.